Prospectus supplement dated August 6, 2014
to the following prospectus(es):
NEA Valuebuilder prospectus dated May 1, 2014
Options Elite (NLIC and NLAIC) prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund	Sub-advisor: Massachusetts Financial Services Company; Pyramis Global Advisors LLC; and Winslow Capital Management, LLC
PROS-0284